Exhibit 10.3

FIRST AMENDMENT TO

SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (the “Amendment”), executed as of the 17th day of August, 2009, but effective for all purposes as of the 15th day of May, 2009, is made by and among CECO ENVIRONMENTAL CORP. (“Debtor”) and its Subsidiaries (the Debtor and its Subsidiaries collectively, the “Pledging Parties”) for the benefit of ICARUS INVESTMENT CORP., an Ontario corporation (“Secured Party”).

RECITALS

A. Secured Party and Pledging Parties are parties to that certain Security Agreement, dated August 14, 2008 (the “Agreement;” all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement).

B. Debtor made a one-time payment to Secured Party of principal under the original Note, as amended by that certain First Amendment to Subordinated Convertible Promissory Note dated as of February 13, 2009 and that certain Second Amendment to Subordinated Convertible Promissory Note dated as of May 1, 2009, in the aggregate amount of approximately USD $3,000,000 on or about March 31, 2009 and made certain other related payments to Secured Party.

C. Secured Party agreed to re-advance an additional USD $3,000,000 to Debtor (the “Second Loan”), which is evidenced by a Promissory Note in the principal amount of USD $3,000,000 dated May 15, 2009 from Debtor to Secured Party, as amended by that certain First Amendment to Promissory Note dated of even date herewith (as amended, the “Second Note”; together with the Note, the “Notes”), and which Second Note was intended to be secured by the Agreement on and as of May 15, 2009.

D. The Security Agreement incorrectly refers to one of the Subsidiaries, FKI, LLC, as “FM, LLC”, which scrivener’s error the parties desire to correct so that the proper name is reflected in the Agreement.

E. Pledging Parties and Secured Party desire to amend the Agreement (i) to add the Second Loan and the Second Note to the Liabilities secured by the Security Agreement, and (ii) and to make such other revisions as further provided herein.

AGREEMENT

NOW, THEREFORE in consideration of the foregoing premises and the mutual covenants contained herein, and for other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

Section 1. Amendments.

(a) Where the context requires, all references in the Agreement to “Note” shall be deemed references to the “Notes”, it being the parties express intention that the Agreement secure all obligations under both of the Notes. Notwithstanding the foregoing, to the extent there is any inconsistent definition of a term defined in both the Note and Second Note or other provision that cannot be reconciled, the definition of the term or provision in the Note shall control the Agreement unless otherwise stated herein.

FIRST AMENDMENT TO SECURITY AGREEMENT	PAGE 1

(b) All references in the Agreement to “FM, LLC” are deemed to be references to “FKI, LLC”.

(c) Section 2 (Liabilities) of the Agreement is hereby amended by deleting the definition of “Liabilities” in its entirety and replacing such definition with a new definition of “Liabilities,” which new definition shall read as follows:

“2. Liabilities. This Agreement, and the security interest herein granted to Secured Party, is given to secure all the following (the same being herein sometimes collectively referred to as the “Liabilities”):

(a)	the principal, interest and all other sums owed under either or both of the Notes;

(b)	all amounts owed Secured Party under this Agreement including without limitation of all advances, costs or expenses paid or incurred by the Secured Party, to protect any or all of the Collateral, perform any obligation of the Pledging Parties hereunder, or to sell the Collateral;

(c)	any and all costs of enforcement and collection of either of the Notes and the enforcement of this Agreement, including without limitations reasonable attorneys’ fees; and

(d)	interest on all of the foregoing at the rate specified in the Note.

The parties agree that Liabilities do not include (i) the obligations of the Debtor under that certain Registration Rights Agreement between the Debtor and Secured Party dated August 14, 2008, (ii) any amounts under the Note that are converted to common stock under the Note, and (iii) any equity or equity related rights (including obligations pertaining to any conversion rights) under the Note.”

(d) Section 17 (Subordination) of the Agreement is hereby amended by deleting the definition of “Subordination Agreement” in its entirety and replacing such definition with a new definition of “Subordination Agreement,” which new definition shall read as follows:

“17. Subordination Agreement. This Agreement, and the security interests and other liens and rights granted herein, are subordinate to a senior credit facility of Debtor and the Pledging Parties in favor of Fifth Third Bank (“Senior Lender”), as lender, pursuant to the terms of that certain Subordination Agreement dated August 14, 2009 between Secured Party and Senior Lender, as amended by that certain First Amendment to Subordination Agreement dated May 1, 2009 and the certain Second Amendment to Subordination Agreement dated of even date herewith (as amended, the “Subordination Agreement”).”

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Section 2. Miscellaneous.

(a) Continuing Effectiveness. All terms and provisions of the Agreement and the Notes, except as expressly modified herein, shall continue in full force and effect, and each of the Pledging Parties hereby confirms each and every one of its obligations under the Agreement and the Notes, as amended herein. The indebtedness evidenced by the Notes is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Notes, or release or otherwise adversely affect any lien, mortgage, or security interest securing such indebtedness or any rights of the Secured Party against any party.

(b) Debtor Obligations. Each of the Pledging Parties reaffirms its obligations under the Security Agreement and the applicable loan documents, as amended, and agrees that such obligations are valid and binding, enforceable in accordance with their terms, subject to no defense, counterclaim, or objection.

(c) Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to principles of conflicts of law.

(d) Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(e) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Amendment, and all of which, when taken together, shall be deemed to constitute but one and the same instrument. A fax signature shall be deemed an original signature.

[SIGNATURE PAGE TO FOLLOW]

FIRST AMENDMENT TO SECURITY AGREEMENT	PAGE 3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above, effective as of May 15, 2009.

CECO ENVIRONMENTAL CORP.		CECO GROUP, INC.

By:	/s/ Dennis W. Blazer	By:	/s/ Dennis W. Blazer
	Dennis W. Blazer, Chief Financial Officer and Vice President		Dennis W. Blazer, Chief Financial Officer, Secretary and Treasurer

CECO FILTERS, INC.
NEW BUSCH CO., INC.
THE KIRK & BLUM MANUFACTURING COMPANY
KBD/TECHNIC, INC.		CECO MEXICO HOLDINGS LLC
CECOAIRE, INC.
CECO ABATEMENT SYSTEMS, INC.
EFFOX INC., formerly known as CECO Acquisition Corp.		By:	/s/ Dennis W. Blazer
FISHER-KLOSTERMAN, INC., formerly known as FKI Acquisition Corp.			Dennis W. Blazer, Treasurer
H.M. WHITE, INC.
GMD ENVIRONMENTAL TECHNOLOGIES, INC., formerly known as GMD Acquisition Corp.
CECO MEXICO HOLDINGS LLC, INC.

By:	/s/ Dennis W. Blazer
Dennis W. Blazer, Secretary and Treasurer

FKI, LLC

By:	/s/ Dennis W. Blazer
Dennis W. Blazer, Manager

Exhibit 10.3

SECURED PARTY:	ICARUS INVESTMENT CORPORATION

	By:	/s/ Phillip DeZwirek

	Its:	President